Exhibit 10.12

CERTAIN MATERIAL (INDICATED BY THREE ASTERISKS) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

LEASE AGREEMENT WITH OPTION TO PURCHASE

THIS LEASE AGREEMENT WITH OPTION PURCHASE (“Agreement”) is entered into as of the 1st day of October, 2011, (“Effective Date”) by and between Mass Prentiss Blackwell, Jr. (the “Landlord”), and Green Field Energy Services, L.L.C. (the “Tenant”).

I. LEASE AGREEMENT:

1. Lease. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord that certain real property consisting of three distinct tracts (the “Hickory Pit”, “Nicholson Tract A”, and “Nicholson Tract B”, together the “Tracts”),containing in the aggregate ± 801.6 acres as more particularly described on Exhibit “A” attached hereto, together with Landlord’s interest in any strips or gores between such tract and abutting properties, whether owned or claimed by deed, limitations, or otherwise, and all easements and rights-of-way thereon, and all rights and appurtenances pertaining thereto, if any (“Land”), together with any buildings and improvements on the Land (collectively, the “Building”) (the Land and Building, collectively, the “Leased Premises”).

This Lease is granted for, among other things, the purpose of enabling and permitting Tenant to mine sand, aggregate, clay gravel, and earthen material from the Leased Premises, and to conduct any and all operations necessary to such mining operations, including the construction of buildings, structures, washing plants, roads, railroad switching and spur tracks, electric lines, conveyor systems, pipelines, ponds, discharge piles and all other structures or constructions, which may be necessary or convenient to sand, aggregate, gravel, clay, and earthen material operations.

2. Term of Lease. This Lease shall be effective upon the Effective Date. The term of the Lease with respect to the Hickory Pit and the Nicholson Tract B shall commence on October 1, 2011 (the “Hickory and NTB Commencement Date”) and shall expire September 30, 2041 (the “Hickory and NTB Term”). The term of the Lease with respect to Nicholson Tract A will commence upon a final non-appealable judgment, settlement, or order, quieting title in favor of Landlord (the “NTA Commencement Date”) and shall expire September 30, 2041 (the “NTA Term”). Notwithstanding anything to the contrary, this Lease shall terminate with respect to a specific Tract at such time, if ever, that Tenant or its successors or assigns acquire such Tract from Landlord pursuant to the Option(s) to purchase granted in Section II below.

3. Use. Tenant may occupy and use the Leased Premises during the Term for purposes of the operation of a sand, aggregate, gravel, clay, and earthen materials mine and related business offices or for any other lawful purposes. Tenant shall have the exclusive mine operating rights including but not limited to mining, excavating, processing, loading, hauling,

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

trucking and delivery of any and all sand, aggregate, gravel, clay and earthen material located on, in, or under the Leased Premises. Tenant warrants that Tenant’s use shall comply with all applicable laws, ordinances, rules and regulations (“Laws”). Tenant may operate during such days and hours as Tenant may determine, without the imposition of minimum or maximum hours of operation by Landlord and Tenant shall have access to the Leased Premises, and may operate, 24 hours per day, seven (7) days per week, 365 days per year, subject to applicable Laws.

Any roads, railroad facilities, washing plants and other facilities or structures constructed or placed on the Leased Premises by Tenant may be used by Tenant in connection with sand, aggregate, gravel, clay, and earthen material operations conducted by Tenant upon the Leased Premises and other properties operated by the Tenant. In addition to its other rights, and without regard to mining operations on the Leased Premises, Tenant may construct electric lines, telephone lines, conveyor systems, pipelines, railroads and operate trains, and/or roads, and operate trucks upon the same for the removal and transportation of sand, aggregate, gravel, clay, and earthen material from the Leased Premises and from other properties operated by Tenant. Tenant has the right to cut, remove, use and/or dispose of all timber growing on the Leased Premises which it is necessary to use or remove for the proper mining of sand, aggregate and gravel, or for constructing roads, railroad tracks and spurs on said Leased Premises.

Tenant shall have the right to terminate this Lease with respect to the Hickory Pit or the Nicholson Property at any time upon 90 days written notice. In the event of such termination, all Tenant’s rights in and to the Hickory Pit or the Nicholson Property (as applicable) and any obligations of Tenant under the terms hereof, shall cease and terminate as to the applicable portion of the Leased Premises. Provided, however, that upon termination of this Lease with respect to either or both of the Hickory Pit or Nicholson Property for any reason, the rights of Tenant with respect to the facilities placed on the applicable Leased Premises and in and to the surface of the Leased Premises shall continue so long as Tenant continues the transporting of sand, aggregate, gravel, clay, and earthen material gravel thereon, and Tenant shall have the right to remove from the applicable Leased Premises all of its property and equipment, it being distinctly agreed and understood that all property placed by Tenant upon the Leased Premises shall at all times remain movable property and remain Tenant’s property.

4. Deposit; Lease Payments; Royalties.

(a) Hickory Pit Rent. Tenant shall pay Landlord the total sum of up to [***] DOLLARS ([***]) for the lease and operating rights of the property described as the Hickory Pit, (the “Hickory Rent”) as follows: (1) [***] DOLLARS ([***]) which was paid by Tenant upon execution of the Letter of Intent dated July 14, 2011, as amended, and which is hereby credited against the Hickory Rent; (2) [***] DOLLARS ([***]) represented by the forgiveness of such amount by Tenant in favor of Landlord under that certain [***] promissory note dated September 26, 2011, with Landlord as maker and Tenant as Lender; and (3) payment of [***] Dollars ([***]) within one year from the date on which Tenant begins selling refined “frac sand” mined from the Hickory Pit.

(b) Nicholson Property Rent. Tenant shall pay Landlord the total sum of up to [***] DOLLARS ([***]) for the lease and operating rights of the property described as the Nicholson

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Property (the “Nicholson Rent”, together with the Hickory Rent, the “Base Rent”), as follows: (1) [***] DOLLARS ([***]) paid by Tenant upon execution of the Letter of Intent dated July 14, 2011, as amended, which is hereby credited against the Nicholson Rent; (2) [***] DOLLARS ([***]) represented by the forgiveness of such amount by Tenant in favor of Landlord under that certain [***] promissory note dated September 26, 2011, with Landlord as maker and Tenant as Lender and (3) payment of [***] DOLLARS ([***]) within one year from the date on which a final, non-appealable judgment is rendered quieting title to Nicholson Tract A in favor of Landlord, or from the date on which Tenant begins selling refined frac sand removed from the property, whichever is later.

(c) Additional Rent Royalties. As additional rent, Landlord shall be paid royalty fees for material removed from the Leased Premises according to the following royalty fee schedule: (1) [***] per ton for #67 or larger Gravel; (2) [***] per ton for Gravel smaller than #67; (3) [***] per ton for specialty sand to include but not limited to Mason sand, Blasting sand, and API Certified Frac Sand; and (4) [***] per ton for other clay or earthen material removed including fill and concrete sand. Each installment of royalty payments shall be due and payable on or before the 20th day of each calendar month for the preceding month’s royalties.

The term of said royalties shall be coexistent with the term of the Lease, unless said royalties are terminated in accordance with the terms herein. In no event shall the royalties paid for material removed from the Nicholson Property exceed [***] DOLLARS ([***]) during the three (3) year period following the Effective Date of this Lease. Notwithstanding anything to the contrary, all royalty payments with respect to the (a) Hickory Pit shall terminate at such time, if ever, that Tenant or its successors or assigns acquire the Hickory Pit from Landlord pursuant to the Option to purchase granted in Section 16(a) below, and (b) Nicholson Property shall terminate at such time, if ever, that Tenant or its successors or assigns acquire the Nicholson Property from Landlord pursuant to the Option to purchase granted in Section 17(a) below.

The additional rent and the Base Rent are collectively, the “Rent”.

5. Utilities. Payment for Utilities (as defined herein) will be the responsibility of the Tenant; provided, however, that Landlord is solely responsible for ensuring the Leased Premises are in such condition that the utility companies can properly connect and provide all of the services used by and in connection with the Leased Premises during the term of the Lease. Landlord agrees not to alter or allow the alteration of any Utility without the prior written consent of Tenant. As used herein, the term “Utilities” shall include electricity, telephone, gas, water, and wastewater service to the Leased Premises.

6. Taxes. Landlord shall be responsible for all real estate and public improvement taxes, ad valorem taxes, and similar taxes and assessments against the Leased Premises. Further, Landlord will also pay, if required, any Louisiana State sales tax.

7. Maintenance, Repair Alterations, Liens, and Signage. Tenant, at its expense, may make any alterations, changes, improvements, or additions to the Leased Premises, to prepare and make the Leased Premises suitable for Tenant’s contemplated use. Any alterations, changes, improvements or additions to the Leased Premises shall remain with the Leased Premises upon termination of the Lease unless the same can be removed without materially damaging the Leased Premises.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Tenant shall have the right to display such signage on the Leased Premises as Tenant desires provided that such signage shall in all respects comply with all applicable laws and restrictions and Tenant shall be solely responsible for obtaining any required permit or governmental approvals.

Tenant will keep the Leased Premises free and clear of all mechanics and materialmen’s liens and other liens on account of work done for or by Tenant or persons claiming under it. Should any such lien be filed against the Leased Premises, Tenant shall, within thirty (30) days of written notice from Landlord of the filing of the lien, fully discharge the lien by settling the claim which resulted in the lien or by bonding or insuring over the lien in the manner prescribed by the applicable lien law.

Landlord will keep the Leased Premises free and clear of all mechanics and materialmen’s liens and other liens on account of work done for or by Landlord or persons claiming under it. Should any such lien be filed against the Leased Premises, Landlord shall, within thirty (30) days of notice from Tenant of the filing of the lien, fully discharge the lien by settling the claim which resulted in the lien or by bonding or insuring over the lien in the manner prescribed by the applicable lien law

8. Insurance.

(a) Tenant’s Insurance. During the Term of this Lease, Tenant shall procure and maintain in full force and effect (i) Tenant insurance covering Tenant’s contents in the Leased Premises, (ii) with respect to the Leased Premises comprehensive general liability insurance in a minimum amount of $3,000,000.00 per occurance with Landlord and its Lender as additional insureds. Each policy obtained by Tenant shall provide that the insurer shall give to Landlord thirty (30) days written notice prior to any cancellation of the policy, and must be issued by a company authorized to do business in the State of Louisiana.

(b) Notwithstanding anything in this Lease to the contrary, as long as their respective insurers so permit, Landlord and Tenant will cause their respective insurance carriers to waive any and all rights of recovery, claim, action or causes of action against the other and their respective trustees, principals, beneficiaries, partners, members, officers, directors, agents, advisors, shareholders, and employees, for any loss or damage that may occur to Landlord or Tenant or any party claiming by, through or under Landlord or Tenant, as the case may be, with respect to Tenant’s property, the Leased Premises, any additions or improvements to the Leased Premises, or any contents thereof.

9. Delivery and Quiet Enjoyment. Landlord shall deliver the Leased Premises on the respective Commencement Dates free of any parties in possession, and shall provide Tenant with quiet enjoyment without interference thereafter during the Term.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

10. Title. Landlord warrants further that no third party has superior title or interest in the Leased Premises, and that no prior or existing interest shall interfere with the terms of the subject Lease. Landlord shall not interfere with Tenant’s right to quiet enjoyment of the Premises. Landlord represents and warrants to Tenant that — as of the Effective Date – other than the mortgages and security agreements in favor of Hancock Bank and CNH Capital America, there will be no monetary liens of any type whatsoever encumbering the Leased Premises. [We need NDA’s from Lenders]

11. Damage, Destruction, or Condemnation.

(a) If at any time during the Term, all or any portion of the Leased Premises shall be damaged or destroyed by fire or other casualty, Landlord shall repair the damage within a reasonable period of time and the Rent hereunder shall be equitably abated during the repair period. If the damage is not repaired within one hundred twenty (120) days after the casualty, Tenant may elect to give notice to Landlord of Tenant’s intent to purchase the Property pursuant to the terms of Section II of this Agreement, except that the purchase price will be reduced by an amount necessary to restore the Leased Premises to its prior condition.

(b) (i) If at any time during the Term all of the Leased Premises shall be subject to a “taking” or be condemned under a power of eminent domain or by any conveyance in lieu thereof, this Agreement shall terminate and expire on the date of such taking and the Rent and other sums payable to Landlord shall be apportioned and paid by Tenant to Landlord to the date of such taking.

(ii) If, at any time during the Term, less than substantially all of the Leased Premises shall be taken in condemnation proceedings or by any right of eminent domain, or by any conveyance in lieu thereof, the Rent shall be equitably abated and Landlord shall commence and thereafter proceed with reasonable diligence to repair, alter and restore the remaining part of the Leased Premises so as to constitute completed improvements, subject to such changes or alterations as Landlord and Tenant agree to make.

(iii) Notwithstanding anything to the contrary, Tenant shall have the right to make a separate claim against the condemning authority for the reasonable value of Tenant’s leasehold estate, trade fixtures, furniture, personal property, interruption and/or dislocation of business in the Leased Premises, loss of good will and for moving and remodeling expenses and the depreciated book value of any leasehold improvements made by Tenant on or to the Leased Premises. If Tenant cannot by law make a separate claim and Tenant’s claim must be embodied in Landlord’s claim for a condemnation award, to the extent Landlord’s award includes an award for the items set forth in this Section 11, Landlord shall pay over such portion of the award to Tenant.

All repairs, alterations of restorations undertaken by Landlord pursuant to this Section 11 shall be completed diligently in a good and workmanlike manner and Landlord will assign any warranties relating thereto to Tenant.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

12. Landlord Right of Access. Landlord has the right with no less than 24 hours notice to Tenant, bona fide emergencies excepted, to enter the Leased Premises periodically for inspection or in connection with the improvement or repair of and the providing of utilities and other services to the Leased Premises.

13. Indemnification, Defense and Hold Harmless Obligations. Except for the negligence or willful misconduct of Landlord, its employees and agents, and to the extent permitted by law, Tenant agrees to indemnify, defend and hold harmless Landlord and its officers, directors, members and employees (each, a “Landlord Party”) from and against any and all losses, liabilities, damages, costs and expenses (including reasonable attorneys’ fees) resulting from claims by third parties for injuries to any person and damage to or theft or misappropriation or loss of property occurring in the Leased Premises or caused by Tenant’s use and operation of the Leased Premises or the Property. If any action or proceeding is brought against any Landlord Party by reason of any such claim, then Tenant, upon notice from Landlord, shall defend the claim at Tenant’s expense with counsel of Tenant’s choice. Except for the gross negligence or willful misconduct of Tenant, its employees and agents, and to the extent permitted by law, Landlord agrees to indemnify, defend and hold harmless Tenant and its officers, directors, members and employees (each, a “Tenant Party”) from and against any and all losses, liabilities, damages, costs and expenses (including reasonable attorneys’ fees) resulting from claims by third parties for injuries to any person and damage to or theft or misappropriation or loss of property occurring in the Leased Premises or arising from Landlord’s breach of any of its obligations hereunder. If any action or proceeding is brought against any Tenant Party by reason of any such claim, then Landlord, upon notice from Tenant, shall defend the claim at Landlord’s expense with counsel of Landlord’s choice.

14. Lease Defaults; Remedies.

(a) Except as specifically provided herein, in the event of any default by Landlord or Tenant in its respective obligations under this Lease, the other party shall not have the right to bring any action or make any claim because of such default until the defaulting party fails to cure such default within (i) thirty (30) days after receipt of written notice of any non-monetary default from the non-defaulting party, or (ii) fifteen (15) days after receipt of written notice of any monetary default from the non-defaulting party. However, if the default is of such nature that it cannot readily be cured within such thirty (30) day period, an action or claim may not be brought by the non-defaulting party so long as the defaulting party commences to cure such default within such thirty (30) day period and diligently pursues such cure continuously thereafter.

(b) In the event of a default by Tenant of its obligations hereunder that Tenant does not cure within the period set forth in Section 14(a) above, Landlord’s remedies for Tenant’s default are to sue for damages and/or pursue any other remedy that Landlord may have at law or in equity.

(c) In the event of a default by Landlord of its obligations hereunder that Landlord does not cure within the period set forth in Section 14(a) above, Tenant’s remedies for Landlord’s default are to sue for damages and/or pursue any other remedy that Tenant may have at law or in equity.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(d) It is not a waiver of default if the non-defaulting party fails to declare immediately a default or delays in taking any action. Pursuit of any remedies set forth in this Lease does not preclude pursuit of other remedies in this Lease or provided by law. Landlord and Tenant have a duty to mitigate damages.

15. Hunting Rights. Landlord, personally, maintains hunting rights on the Leased Premises for the Term of the Lease, however, such rights must not interfere with Tenant’s operations.

II. OPTION AGREEMENT:

The Hickory Option, the Nicholson Option One and the Nicholson Option Two below are each separate and distinct options available to the Tenant, and the exercise of one (whether or not such exercise is subsequently terminated) will in no way affect or preclude Tenant from exercising any of the other options.

16. Hickory Option.

(a) Grant of Option. Landlord does hereby grant to Tenant the exclusive right and option (“Hickory Option”) to purchase from Landlord, at any time during the period of one year from the date on which Tenant begins selling refined frac sand mined or excavated from the Leased Premises, subject to the terms and conditions set forth herein, the following (collectively referred to as the “Hickory Property”):

(i) all of Landlord’s rights, title, interest, privileges and easements appurtenant to the property referred to as the Hickory Pit together with any buildings and other improvements located thereon;

(ii) All of Landlord’s interest in and to all minerals, oil, gas, other hydrocarbon substances, geothermal rights and other minerals on or under the Hickory Property;

(iii) Any and all water rights held by Landlord, whether or not appurtenant to the Hickory Property, and any rights to receive water from any source whatsoever;

(iv) All of Landlord’s tangible personal property permanently affixed to or located on the Hickory Property, if any; and

(v) All of Landlord’s rights, titles, and interests in and to any and all leases, licenses, permits or other agreements relating to the Hickory Property.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b) Hickory Option Fee. Landlord acknowledges that Tenant has delivered to Landlord the amount of $100.00 (“Hickory Option Fee”), and other good and valuable consideration, as independent consideration for the grant of the Hickory Option to Tenant. The Hickory Option Fee shall be immediately nonrefundable and shall not be applied to the Hickory Option Purchase Price (defined below).

(c) Exercise of Hickory Option. In the event Tenant elects to exercise the Hickory Option, Tenant shall give written notice of such election to Landlord. On the date that is thirty (30) days after the delivery of such notice to Landlord (the “Hickory Closing Date”), Landlord shall sell and convey the Hickory Property to Tenant, and Tenant shall purchase and accept the Hickory Property from Landlord, subject to the terms and conditions set forth herein (the “Hickory Closing”).

(d) Hickory Option Purchase Price; Inspections.

(i) If Tenant exercises the Hickory Option, the total purchase price to be paid by Tenant to Landlord for the Hickory Property shall be the total sum of [***] DOLLARS ([***]) (“Hickory Option Purchase Price”), subject to the adjustments and credits below. The Hickory Option Purchase Price shall be decreased by a sum equal to Ninety Percent (90%) of any and all payments made to Landlord by or on behalf of Tenant for the Hickory Pit including but not limited to (A) the Hickory Rent of [***] DOLLARS ([***]), and (B) the [***] DOLLARS ([***]) paid to Landlord’s affiliate Blackwell Aggregates, Inc. for the purchase of the assets located on the Hickory Pit.

(ii) The balance of the Hickory Option Purchase Price shall be paid in cash at the Closing.

(iii) Commencing on the date that Tenant exercises the Hickory Option as provided above and continuing until the Hickory Closing Date, Tenant and its agents may conduct such tests, studies, inspections, surveys, environmental assessments, surveys and title reviews (“Hickory Inspections”) as Tenant may desire to obtain or perform relating to title to the Hickory Property or the physical condition of the Hickory Property or any other element or aspect of the Hickory Property, and Landlord hereby grants Tenant and its agents permission to perform such Hickory Inspections. If Tenant, in its sole discretion, concludes that the physical condition of the Hickory Property or any other element or aspect of the Hickory Property is not acceptable, Tenant may terminate its obligations with respect to the purchase of the Hickory Property under the Hickory Option by providing written notice to Landlord but this Agreement will continue in full force and effect with respect to the Lease.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(e) Hickory Closing.

(i) At the Hickory Closing, all of the following shall occur, all of which shall be deemed concurrent conditions:

(1) Landlord shall convey good, marketable, and fully warranted, fee simple title to the Hickory Property to Tenant by Act of Cash Sale (the “Hickory Deed”), and where appropriate, bills of sale and/or assignments, subject only to the Permitted Encumbrances, if any, but in any event free and clear of all liens and monetary encumbrances other than those which secure payment of current real property taxes levied against the Hickory Property.

(2) Tenant shall deliver balance of the Hickory Option Purchase Price.

(3) Landlord shall deliver possession of the Hickory Property to Tenant, free and clear of all tenancies and parties in possession and the Lease with respect to the Hickory Pit shall terminate.

(ii) Each party shall timely deposit such deposits, monies, and documents with the title company of Tenant’s choice as may be reasonably requested by Tenant or by said title company or as are necessary for the conveyance of the Hickory Property in accordance with the Hickory Option terms set forth herein. After the Hickory Closing, Tenant and Landlord agree to promptly execute such further documentation and take such further acts as are reasonably required to accomplish or properly document or verify the conveyance of the Hickory Property in accordance with the terms of the Hickory Option contained herein.

(iii) Tenant shall pay for the owner’s title policy, all recording and transfer taxes, escrow fees and all other closing costs with respect to the Hickory Closing. Ad valorem and similar taxes and assessments relating to the Hickory Property shall be prorated between the parties as of the Hickory Closing Date. Each party shall pay the fees incurred by its own legal counsel.

17. Nicholson Options. Nicholson Option One and Nicholson Option Two shall be collectively referred to as the “Nicholson Options”

(a) Grant of Nicholson Option One. Landlord does hereby grant to Tenant the exclusive rights and option (“Nicholson Option One”) to purchase from Landlord, at any time during the period of one year from the Tract A Commencement Date, subject to the terms and conditions set forth herein, the following (collectively referred to as the “Nicholson Property”):

(i) all of Landlord’s rights, title, interest, privileges and easements appurtenant to the property referred to as Nicholson Tract A and Nicholson Tract B (collectively referred to as the “Nicholson Land”) together with any buildings and other improvements located thereon;

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(ii) All of Landlord’s interest in and to all minerals, oil, gas, other hydrocarbon substances, geothermal rights and other minerals on or under the Nicholson Property;

(iii) Any and all water rights held by Landlord, whether or not appurtenant to the Nicholson Property, and any rights to receive water from any source whatsoever;

(iv) All of Landlord’s tangible personal property permanently affixed to or located on the Nicholson Property, if any; and

(v) All of Landlord’s rights, titles, and interests in and to any and all leases, licenses, permits or other agreements relating to the Nicholson Property.

(b) Grant of Nicholson Option Two. In the event that the Royalty Payments paid to Landlord from the Nicholson Property total [***] DOLLARS ([***]) within the period of three (3) years following the Effective Date, Landlord does hereby grant to Tenant the exclusive right and option (“Nicholson Option Two”) to purchase the Nicholson Property from Landlord subject to the terms and conditions set forth herein.

(c) Nicholson Options Fee. Landlord acknowledges that Tenant has delivered to Landlord the amount of $100.00 (“Nicholson Options Fee”), and other good and valuable consideration, as independent consideration for the grant of the Nicholson Options to Tenant. The Nicholson Options Fee shall be immediately nonrefundable and shall not be applied to either the Nicholson Option A Purchase Price or Nicholson Option B Purchase Price (defined below).

(d) Exercise of Nicholson Options. In the event Tenant elects to exercise either of the Nicholson Options, Tenant shall give written notice of such election to Landlord. On the date that is thirty (30) days after the delivery of such notice to Landlord (the “Nicholson Closing Date”), Landlord shall sell and convey the Nicholson Property to Tenant, and Tenant shall purchase and accept the Nicholson Property from Landlord, subject to the terms and conditions set forth herein (the “Nicholson Closing”).

(e) Nicholson Options Purchase Price; Inspections.

(i) The total purchase price to be paid by Tenant to Landlord for the Nicholson Property if Tenant exercises the Nicholson Option One shall be the total sum of [***] DOLLARS ([***]) (“Nicholson Option One Purchase Price”) subject to the adjustments and credits below. The Nicholson Option One Purchase Price shall be decreased by a sum equal to [***] of any and all payments made to Landlord by or on behalf of Tenant for the Nicholson Property including but not limited to the Nicholson Rent of [***] DOLLARS ([***]).

(ii) The total purchase price to be paid by Tenant to Landlord for the Nicholson Property if Tenant exercises the Nicholson Option Two shall be the total sum of [***] DOLLARS ([***]) (“Nicholson Option Two Purchase Price”).

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(iii) The balance of the respective Nicholson Options Purchase Prices shall be paid in cash at the Nicholson Closing.

(iv) Commencing on the date that Tenant exercises either of the Nicholson Options as provided above and continuing until the Nicholson Closing Date, Tenant and its agents may conduct such tests, studies, inspections, surveys, environmental assessments, surveys and title reviews (“Nicholson Inspections”) as Tenant may desire to obtain or perform relating to title to the Nicholson Property or the physical condition of the Nicholson Property or any other element or aspect of the Nicholson Property, and Landlord hereby grants Tenant and its agents permission to perform such Nicholson Inspections. If Tenant, in its sole discretion, concludes that the physical condition of the Nicholson Property or any other element or aspect of the Nicholson Property is not acceptable, Tenant may terminate its obligations with respect to the purchase of the Nicholson Property under either of the Nicholson Options by providing written notice to Landlord but this Agreement will continue in full force and effect with respect to the Lease.

(f) Nicholson Closing.

(i) At the Nicholson Closing, all of the following shall occur, all of which shall be deemed concurrent conditions:

(1) Landlord shall convey good, marketable, and fully warranted, fee simple title to the Nicholson Property to Tenant by Act of Cash Sale (the “Nicholson Deed”), and where appropriate, bills of sale and/or assignments, subject only to the Permitted Encumbrances, if any, but in any event free and clear of all liens and monetary encumbrances other than those which secure payment of current real property taxes levied against the Property.

(2) Tenant shall deliver balance of the applicable Nicholson Option One Purchase Price or Nicholson Option Two Purchase Price.

(3) Landlord shall deliver possession of the Nicholson Property to Tenant, free and clear of all tenancies and parties in possession and the Lease shall terminate with respect to the Nicholson Property.

(ii) Each party shall timely deposit such deposits, monies, and documents with the title company of Tenant’s choice as may be reasonably requested by Tenant or by said title company or as are necessary for the conveyance of the Nicholson Property in accordance with the Nicholson Options terms set forth herein. After the Nicholson Closing, Tenant and Landlord agree to promptly execute such further documentation and take such further acts as are reasonably required to accomplish or properly document or verify the conveyance of the Nicholson Property in accordance with the terms of the respective Nicholson Options contained herein.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(iii) Tenant shall pay for the owner’s title policy, all recording and transfer taxes, escrow fees and all other closing costs with respect to the Nicholson Closing. Ad valorem and similar taxes and assessments relating to the Nicholson Property shall be prorated between the parties as of the Nicholson Closing Date. Each party shall pay the fees incurred by its own legal counsel.

III. MISCELLANEOUS PROVISIONS:

18. Waiver of Lien. Landlord waives any and all rights, statutory or otherwise, to a Landlord’s lien on Tenant’s personal property.

19. Entire Agreement. This Agreement and any addenda or exhibits thereto constitute the entire agreement between Landlord and Tenant and supersede all previous agreements between Landlord and Tenant. No prior written or prior or contemporaneous oral promises or representations shall be binding between Landlord and Tenant. Section captions herein are for convenience only and neither limit nor amplify the provisions of this Agreement.

20. Further Instruments. Landlord will, whenever and as often as it shall be reasonably requested to do so by Tenant, and Tenant will, whenever and as often as it shall be reasonably requested to do so by Landlord, execute, acknowledge, and deliver, or cause to be executed, acknowledged, and delivered, any and all instruments and documents as may be reasonably necessary in order to complete the transactions herein provided and to carry out the intent and purposes of this Agreement.

21. Commissions. Each party hereto agrees to indemnify and hold harmless the other party from and against any and all liabilities, costs, damages, and expenses of any kind or character arising from any claims for brokerage or finders fees, commissions, or other similar fees in connection with the transactions covered by this Agreement insofar as such claims shall be based upon alleged arrangements or agreements made by such party or on their behalf.

22. Time. Time is of the essence with respect to the performance of all obligations provided in this Agreement and the consummation of all transactions contemplated by this Agreement.

23. Gender. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words of a singular number shall be held to include the plural and vice versa, unless the context requires otherwise.

24. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts together shall constitute one and the same instrument.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

25. Severability. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and the invalid, illegal or unenforceable provision shall be reformed to the minimum extent necessary to make the provision valid, legal, and enforceable.

26. Construction. The parties acknowledge that each party and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments or exhibits hereto.

27. Notices. Any notice which may or shall be given under the Agreement shall be in writing and shall either be delivered by hand or sent by United States mail, registered or certified or by Federal Express or a similar courier service, postage prepaid, addressed to the parties hereto at the respective addresses provided below. Such addresses may be changed from time to time by either party giving notice as provided above. Notice shall be deemed delivered when received by the addressee (if delivered by hand), when postmarked (if sent by mail), or twenty-four (24) hours after delivery to the courier service for overnight delivery.

TENANT:

Green Field Energy Services, L.L.C.

4023 Ambassador Caffery Pkwy

Suite 200

Lafayette, Louisiana 70503

Attention:   Virgil Vincent

Telephone:   (337)

Telecopy:   (337)

With a copy to:

Babineaux, Poche, Anthony & Slavich, L.L.C.

1201 Camellia Blvd., Suite 300

Lafayette , LA 70508

Attention:   Frank S. Slavich, III

Telephone:   (337) 984-2505

Telecopy:   (337) 984-2503

LANDLORD:

Mass P. Blackwell, Jr.

36115 Lock One Road

Pearl River, Louisiana 70452

Attn:    Mass P. Blackwell, Jr.

Telephone:   (985)

Telecopy:   (985)

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

28. Amendments and Survival. This Agreement will not be amended, changed, or extended except by written instrument signed by both parties hereto. The provisions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective legal representatives, successors, heirs, and assigns.

29. Subletting or Assignment. Tenant shall not assign this Lease or sublet the Leased Premises, or any part thereof without the consent of the Landlord in writing, which consent Landlord agrees it will not unreasonably withhold, delay or condition; provided, however, Landlord’s consent shall not be required in the event of an assignment or subletting by Tenant to an affiliated entity. In no event of assignment will Tenant be released from any duties or liabilities under this Agreement.

30. Memorandum of Lease and Option. Promptly upon the request of Tenant, Landlord agrees to execute and acknowledge a “Memorandum of Lease, Option” in form satisfactory to Tenant and sufficient for recording in the Conveyance Records of St. Tammany Parish, Louisiana and Pearl River County, Mississippi. The Memorandum of Lease and Option to Purchase will contain a provision acknowledging that the Memorandum of Lease and Option to Purchase will be automatically released if the Lease is either rightfully terminated by a party having a right to so terminate as provided herein, the Lease expires or Tenant purchases the Property.

31. Attorneys’ Fees. In the event of any dispute in connection with this Agreement, the prevailing party shall be entitled to receive its reasonable attorneys’ fees from the losing party.

32. Estoppel Certificates. Tenant and Landlord shall each, at any time and from time to time, within twenty (20) days after written request therefore by the other party certify to the best of their knowledge, in a written instrument duly executed, to the requesting party: (a) as to whether this Agreement has been supplemented or amended; (b) as to the validity and force and effect of this Agreement in accordance with its terms as then constituted; (c) as to the existence of any default by the requesting party pursuant to this Agreement; (d) as to the existence of any offsets, counterclaims or defenses on the part of the party so certifying; (e) as to the Commencement Date and the expiration date of the Term of the Lease; and (f) as to the amounts of Rent payable under the Lease.

33. Landlord’s Covenants, Representations and Warranties. Landlord represents and warrants to Tenant that:

(a) Landlord has all requisite power and authority to own the Property (including, but not limited to, the Leased Premises), enter into this Agreement, and consummate the transactions contemplated in this Agreement. Landlord has duly authorized the execution and delivery of this Agreement such that all documents to be executed by Landlord are its valid, legally binding obligations and are enforceable against it in accordance with their terms.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b) The persons executing this Agreement and any and all documents on behalf of Landlord have the legal power, right, and actual authority to bind Landlord.

(c) Landlord is, or will be on the Commencement Date, the sole owner of good and marketable, fee simple title to the Property, free and clear of any encumbrances, except the Permitted Encumbrances.

(d) Landlord’s execution of this Agreement and its consummation of the transaction do not breach any agreement or constitute a default or a condition that would ripen into a default under any agreement to which Landlord is a party or by which all or part of the Property are bound. Furthermore, Landlord’s execution of this Agreement and its consummation of the transaction do not violate any order, rule, or regulation applicable to Landlord or the Property of any court or any federal, state, or municipal regulatory body or administrative agency or other governmental body.

(e) No representation, warranty, or statement of Landlord in this Agreement or in any document or information furnished to Tenant misstates or omits any material fact necessary to make the statements or facts contained therein not misleading.

34. Tenant’s Covenants, Representations and Warranties. Tenant represents and warrants to Landlord that:

(a) Tenant has all requisite power and authority to enter into this Agreement, and consummate the transactions contemplated in this Agreement. Tenant has duly authorized the execution and delivery of this Agreement such that all documents to be executed by Tenant are its valid, legally binding obligations and are enforceable against it in accordance with their terms.

(b) The persons executing this Agreement and any and all documents on behalf of Tenant have the legal power, right, and actual authority to bind Tenant.

(c) Tenant’s execution of this Agreement and its consummation of the transactions do not breach any agreement or constitute a default or a condition that would ripen into a default under any agreement to which Tenant is a party. Furthermore, Tenant’s execution of this Agreement and its consummation of the transactions do not violate any order, rule, or regulation applicable to Tenant of any court or any federal, state, or municipal regulatory body or administrative agency or other governmental body.

(d) No permission, approval, or consent by third parties or governmental authorities is required for Tenant to consummate the transactions contemplated by this Agreement.

(e) No representation, warranty, or statement of Tenant in this Agreement or in any document or information furnished to Landlord misstates or omits any material fact necessary to make the statements or facts contained therein not misleading.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

35. Governing Law. THIS AGREEMENT, AND ALL QUESTIONS RELATING TO ITS VALIDITY, INTERPRETATION, PERFORMANCE AND ENFORCEMENT (INCLUDING, WITHOUT LIMITATION, PROVISIONS CONCERNING LIMITATIONS OF ACTION), SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF LOUISIANA (EXCLUSIVE OF THE CONFLICT OF LAW PROVISIONS THEREOF) APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRETY WITHIN SUCH STATE.

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*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

This Lease Agreement with Option to Purchase is executed to be effective as of the 5 day of October, 2011.

LANDLORD:

/s/ Mass Prentiss Blackwell, Jr.

Mass Prentiss Blackwell, Jr.

TENANT:

Green Field Energy Services, L.L.C.

a Louisiana limited liability company

By: /s/ Enrique Fontova

Name: Enrique Fontova

Title:   President

/s/ TNT J. Faulk

TNT J. Faulk

Notary Public

State of Luisiana

LA Bar NO. 32443

My commission is for

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT “A”

Description of the Leased Premises

[to be attached]

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.